Exhibit 99.3

Idera Pharmaceuticals Announces Public Offering of Common Stock and Pre-Funded Warrants

CAMBRIDGE, Mass. –(BUSINESS WIRE)—Sept. 24, 2013—Idera Pharmaceuticals, Inc. (NASDAQ: IDRA) (“Idera” or, the “Company”) today announced that it intends to offer and sell shares of its common stock and pre-funded warrants to purchase shares of its common stock in an underwritten public offering. Piper Jaffray & Co. is acting as sole manager for the offering. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The securities described above are being offered by the Company pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission on September 18, 2013. The offering will be made only by means of the written prospectus and prospectus supplement that form a part of the registration statement. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, via telephone at 800-747-3924 or email at prospectus@pjc.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Idera Pharmaceuticals, Inc.

Idera’s technology platform involves creating novel synthetic RNA- and DNA-based compounds to modulate immune responses. Idera has applied this platform to develop proprietary Toll-like receptor (TLR) antagonists as immunomodulatory drug candidates. Toll-like receptor antagonists block the overactivation of immune factors which can cause a range of pathological effects. Idera is conducting clinical development of TLR antagonists in autoimmune and inflammatory diseases, and preclinical development of their use in certain genetically defined forms of B-cell lymphoma. More information on Idera is available at iderapharma.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding the Company’s strategy, future operations, collaborations, intellectual property, cash resources, financial position, future revenues, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Idera cannot guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause Idera’s actual results to differ materially from those indicated or implied by its forward-looking statements. Factors that may cause such a difference include: whether Idera’s cash resources will be sufficient to fund its continuing operations and the further development of the Company’s programs; whether results obtained in early research, preclinical studies and clinical trials will be indicative of the results that will be generated in future clinical studies; whether products based on Idera’s technology will advance into or through the clinical trial process on a timely basis or at all and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether, if the Company’s products receive approval, they will be successfully distributed and marketed; whether Idera will be able to enter into collaborations that will advance the development of its compounds for autoimmune disease indications; and such other important factors as are set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q. Although Idera may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Source: Idera Pharmaceuticals, Inc.

Idera Pharmaceuticals, Inc.

Lou Arcudi, 617-679-5517

larcudi@iderapharma.com